UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 12, 2013

FRANKLIN FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Virginia	1-35085	27-4132729
(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification No.)

4501 Cox Road, Glen Allen, Virginia	23060
(Address of Principal Executive Offices)	(Zip Code)

(804) 967-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)	The annual meeting of stockholders of Franklin Financial Corporation (the “Company”) was held on February 12, 2013.

(b)	The final vote results for each of the matters submitted to a vote of stockholders at the annual meeting are as follows:

1.	The following individuals were elected as directors of the Company, to serve for terms of three years or until their successors are elected and qualified, by the following vote:

	FOR	WITHHELD	BROKER NON-VOTES
Warren A. Mackey	9,846,425	105,857	1,845,011
Richard W. Wiltshire, Jr.	9,846,425	105,857	1,845,011
Percy Wootton	9,697,675	254,607	1,845,011

2.	The appointment of McGladrey LLP as the independent registered public accounting firm of Franklin Financial Corporation for the fiscal year ending September 30, 2013 was ratified by the stockholders by the following vote:

FOR	AGAINST	ABSTAIN
11,727,031	40,807	29,455

3.	A resolution to approve the compensation of the Company’s named executive officers was approved by stockholders by the following non-binding advisory vote:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
9,709,874	226,948	15,460	1,845,011

(c)	Not applicable.

(d)	The Company has determined to include in its proxy materials the stockholder advisory vote on the compensation of its named executive officers on an annual basis.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FRANKLIN FINANCIAL CORPORATION

Date: February 14, 2013	By:	/s/ Richard T. Wheeler
Richard T. Wheeler, Jr. Chief Executive Officer